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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

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    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          June 18, 1997
                                                 -------------------------------


                                   HELISYS, INC.
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              (Exact Name of Registrant as Specified in Charter)



             Delaware               0-27286                       95-4552813
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)           File Number)              Identification No.)


            24015 Garnier Street, Torrance, California              90505
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             (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code        (310) 891-0600
                                                   -----------------------------

                                   Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant.

     On June 18, 1997, the Board of Directors of Helisys, Inc., a Delaware corporation (the "Company") dismissed Arthur Andersen LLP as the Company's auditors. On July 10, the Company engaged Deloitte & Touche LLP as its auditors.

     In connection with its audit for the fiscal years ended July 31, 1995 and July 31, 1996, Arthur Andersen LLP advised the Company, including the Company's Audit Committee of its Board of Directors, that it disagreed with the Company's recognition of revenue with respect to sales of four rapid prototyping systems made during each such year. Arthur Andersen LLP advised the Company as to the requirements for revenue recognition under generally accepted accounting principles and, consequently, the Company did not reflect such sales in the audited financial statements for the fiscal years ended July 31, 1995 and July 31, 1996, respectively. If such sales had been reflected on the Company's financial statements for the fiscal years ended July 31, 1995 and July 31, 1996, respectively, then Arthur Andersen LLP would have made reference to such matters in connection with its reports relating to such audited financial statements. Arthur Andersen LLP's reports on the financial statements for the fiscal years ending July 31, 1995 and July 31, 1996, respectively, contained no adverse opinions or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has authorized Arthur Andersen LLP to respond fully to the inquiries of Deloitte & Touche LLP concerning the matters set forth above; however, the Company has not consulted Deloitte & Touche LLP regarding such matters.

Item 7.    Financial Statements and Exhibits

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Exhibits.  The following exhibits are filed as part of this report:

          Exhibit Number      Description

               16.1 Letter from Arthur Andersen LLP on changes in certifying accountant.*

               16.2 Letter from Arthur Andersen LLP regarding amended Form 8-K disclosure.

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* Previously filed.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HELISYS, INC.



Date:  August 1, 1997               By:  /s/ DAVE T. OKAZAKI
                                         ---------------------------
                                         Dave T. Okazaki
                                         Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit                                                            Sequentially
Number                            Description                      Numbered Page
-------                           -----------                      -------------


16.1 Letter from Arthur Andersen LLP on changes in certifying accountant.*

16.2 Letter from Arthur Andersen LLP regarding amended Form 8-K disclosure.


_________
* Previously filed.